UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021

Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On July 2, 2021, Phillips Edison & Company, Inc. (the “Company”) entered into a credit agreement (the “Credit Agreement”) with Phillips Edison Grocery Center Operating Partnership I, L.P. (the “Partnership”), the lenders party thereto, and PNC Bank, National Association as administrative agent, for a new credit facility comprised of a $500 million senior unsecured revolving credit facility and two $240 million senior unsecured term loan tranches (collectively, the “New Credit Facilities”), a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference. The borrowings under the Company’s New Credit Facilities will primarily be used for refinancing the Company’s existing indebtedness, providing working capital, financing acquisitions and redevelopment projects, and other general corporate purposes. The revolving credit facility will mature on January 2, 2026 and the two senior unsecured term loan tranches will mature on November 16, 2025 and July 2, 2026, respectively. Both senior unsecured term loan tranches under the New Credit Facilities were drawn in full whereas the new senior unsecured revolving credit facility was undrawn as of July 2, 2021.

The foregoing description of the New Credit Facilities does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.
On July 2, 2021, the Company terminated the Amended and Restated Credit Agreement among the Partnership, the Company, the lenders party thereto, and PNC Bank, National Association as administrative agent, dated November 16, 2018, which established a term loan credit facility in the original amount of $472.5 million (the “2018 Credit Facility”). The 2018 Credit Facility was terminated in connection with the entry into the New Credit Facilities described above under Item 1.01. There were no penalties incurred by the Company as a result of the termination.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this Form 8-K is incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.
On July 2, 2021, the Company effected a reclassification transaction (the “Reclassification”) in which each share of the Company’s common stock, $0.01 par value per share (the “Common Stock”), changed into a share of the Company’s newly created Class B common stock, $0.01 par value per share (the “Class B Common Stock”), by filing (a) the Articles Supplementary previously approved by the Company’s board of directors (the “Board”) on March 24, 2021 (the “Class B Articles Supplementary”) and (b) the Articles of Amendment previously approved by the Board on March 24, 2021 and by the Company’s stockholders on June 18, 2021 (the “Reclass Amendment”). The Class B Common Stock is identical to the Common Stock, except that upon the six-month anniversary of the listing of the Common Stock for trading on a national securities exchange (or such earlier date or dates as may be approved by the Board), each share of the Class B Common Stock will automatically, and without any stockholder action, convert into one share of the listed Common Stock.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 2, 2021, (a) the Company effected a one-for-three reverse stock split (the “Reverse Stock Split”) of each issued and outstanding share of Common Stock by filing the Articles of Amendment previously approved by the Board on June 11, 2021 (the “Reverse Stock Split Amendment”), and (b) immediately after the Reverse Stock Split, the Company decreased the par value of each issued and outstanding share of Common Stock from $0.03 par value per share to $0.01 par value per share (the “Par Value Amendment” and collectively with the Reverse Stock Split Amendment, Class B Articles Supplementary and the Reclass Amendment, the “Charter Amendments”). We have also effected a corresponding one-for-three reverse unit split (together with the Reverse Stock Split, the “Reverse Equity Splits”) of OP units of the Partnership. As a result of the Reverse Equity Splits, every three shares of our common stock and OP units has been automatically combined and converted into one issued and outstanding share of common stock or OP unit, as applicable, rounded to the nearest 1/100th share or OP unit.
As disclosed above in Item 3.03 of this Form 8-K, on July 2, 2021, after effecting the Reverse Stock Split, the Company effected the Reclassification by filing the Class B Articles Supplementary and the Reclass Amendment.
The foregoing description of the Charter Amendments assumes their filings are accepted by the State Department of Assessments and Taxation of Maryland and is qualified in its entirety by reference to the Class B Articles Supplementary, the Reclass Amendment, the Reverse Stock Split Amendment, and the Par Value Amendment, copies of which are filed as Exhibit 3.1, Exhibit 3.2, Exhibit 3.3, and Exhibit 3.4, respectively, to this Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
On June 30, 2021, the Board unanimously approved distributions for July 2021 to its stockholders of record at the close of business on July 15, 2021 equal to a monthly amount of $0.085 per share of the Class B Common Stock. The Company’s July 2021 distribution is expected to be made on or around August 2, 2021.
On July 2, 2021, the Company issued two press releases announcing, among other things, (a) the effectiveness of the Reverse Stock Split and the Reclassification, and (b) the closing of the New Credit Facilities. Copies of those press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.
In connection with the Reverse Stock Split, the Company is filing this Form 8-K to update certain financial information and related disclosures included in the Company’s (a) Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”), originally filed on March 12, 2021, and (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, originally filed on May 4, 2021 (the “Q1 2021 Form 10-Q”), in Exhibit 99.3 and Exhibit 99.4, respectively. The information in this Item 8.01 of Form 8-K is not an amendment to, or restatement of, the 2020 Form 10-K or the Q1 2021 Form 10-Q and does not modify or update the disclosures therein in any way, other than to reflect the Reverse Equity Splits.
The following items within the consolidated financial statements and accompanying footnotes contained within Part II, Item 8. “Financial Statements and Supplementary Data” of the 2020 Form 10-K are being revised as reflected in Exhibit 99.3 to this Form 8-K:
•Consolidated Balance Sheets as of December 31, 2020 and 2019;
•Consolidated Statements of Operations and Comprehensive (Loss) Income for the years ended December 31, 2020, 2019, and 2018;
•Consolidated Statements of Equity for the years ended December 31, 2020, 2019, and 2018; and
•Notes 1, 4, 5, 13, 14, 15, 17, 18, and 19 to the consolidated financial statements.
The following items within the condensed and unaudited consolidated financial statements contained within Part I, Item 1. “Financial Statements (Condensed and Unaudited)” of the Q1 2021 Form 10-Q are being revised as reflected in Exhibit 99.4 to this Form 8-K:
•Consolidated Balance Sheets as of March 31, 2021 and December 31, 2020;
•Consolidated Statements of Operations and Comprehensive Income (Loss) for the three months ended March 31, 2021 and 2020;
•Consolidated Statements of Equity for the three months ended March 31, 2021 and 2020; and
•Notes 1, 2, 9, 10, 12, and 13 to the condensed and unaudited consolidated financial statements.
This report, including Exhibit 99.3 and Exhibit 99.4, does not reflect events (other than the Reverse Equity Splits) occurring after the filing of each respective filing and does not modify or update the disclosures in such filing, other than as required to reflect the Reverse Equity Splits. This report should be read in conjunction with the 2020 Form 10-K, the Q1 2021 Form 10-Q, the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2021, and the Company’s Current Reports on Form 8-K filed subsequent to the 2020 Form 10-K.

Item  9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Articles Supplementary creating Class B Common Stock
3.2	Articles of Amendment effecting Reclassification
3.3	Articles of Amendment effecting Reverse Stock Split
3.4	Articles of Amendment adjusting Par Value
10.1
Credit Agreement among Phillips Edison Grocery Center Operating Partnership I, L.P., Phillips Edison & Company, Inc., the lenders party thereto, and PNC Bank, National Association as administrative agent, dated July 2, 2021

23.1	Consent of Independent Registered Accounting Firm
99.1	Press Release regarding Reverse Stock Split and Reclassification
99.2	Press Release regarding Closing New Credit Facilities
99.3	Recast Financial Statements Originally Included in the 2020 Form 10-K of Phillips Edison & Company, Inc.
99.4	Recast Financial Statements Originally Included in the Q1 2021 Form 10-Q of Phillips Edison & Company, Inc.
101.INS	Inline XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.
Dated: July 2, 2021	By:	/s/ John P. Caulfield
John P. Caulfield
Chief Financial Officer, Senior Vice President and Treasurer